OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	September 30, 2007
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . 19.4
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St. Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/06 - 6/30/06

Item 1 – Report to Shareholders

August 4, 2006

Dear Fellow Shareholders,

We are pleased to present to our shareholders the semi-annual report for the period ending June 30, 2006. The first half of 2006 has been relatively uneventful.

•  The market price of the Fund's shares increased from $2.03 to $2.15 during the six month period. Annualizing the monthly dividend during the period of $.0175 at the New York Stock Exchange ("NYSE") closing market price of $2.15 on June 30th would produce a dividend yield of 9.77%. Based upon the Fund's market price and dividends earned for the six month period, the Fund's shares earned a total return of 10.28%. The Credit Suisse High Yield Index had a total return of 3.49% for the six months ended June 30th.

•  The Fund's monthly dividend was unchanged at $.0175 per share. The regular monthly dividend has continued unchanged for forty one months. Of course, future portfolio results and market conditions will determine the actual dividend paid. As our long-time shareholders know, the Fund has paid a special dividend in lieu of a regular monthly dividend in January for a number of years. Our policy in the past and currently is to pay dividends derived solely from the income earned by the portfolio during the year.

•  The Fund's net asset value (the "NAV") declined from $2.13 at the beginning of the year to $2.11 on June 30th. Based upon the Fund's NAV and the dividends earned during the six month period, the Fund's total return was 3.17%, slightly behind the Credit Suisse High Yield Index total return of 3.49% for the period.

•  As of August 4, 2006, the Fund's closing stock price on the NYSE was $2.20, which represented a 4.2% premium to the NAV of $2.11.

•  The Fund's use of leverage, in the form of Auction Term Preferred Stock (the "ATP"), is a key part of its strategy. In normal market conditions, leverage enables the Fund to pay a higher common stock dividend than it would otherwise be able to pay because the dividends paid to the ATP shareholder are lower than the income earned on the high yield bonds purchased with the funds derived from the issuance of the ATP. The ATP dividend is set in an auction process each month and generally floats around one month LIBOR (the London Interbank Offered Rate), a widely used money market reference rate. The difference between the ATP dividend and the earnings on the high yield portfolio varies with changes in market conditions. In the first six months of the year, the dividend paid on the ATP has increased from 4.25% to 5.20%. Fortunately, the Fund has been largely shielded from this increase in ATP dividend expense by an interest rate swap that Fund management entered into in November 2004 in anticipation of higher interest rates. Under the terms of the interest rate swap agreement, the Fund pays 3.775% on a notional amount equal to the amount of the ATP outstanding and receives a floating rate of one month LIBOR. To the extent LIBOR exceeds 3.775%, as it did during the period, the Fund receives the difference, which can be used to offset increases in the ATP dividend. If LIBOR is less than 3.775%, the Fund pays the difference to the swap counterparty. The swap agreement expires in November 2009.

•  Approximately 23% of taxable income is derived from the successful use of leverage and the interest rate swap. As of June 30th, the Fund had total net assets of approximately $330 million of which $130 million are assets applicable to the Fund's ATP and the remainder are assets applicable to the Fund's common stock.

•  The ATP has a AAA rating by Moody's Investor Services, Inc. and Fitch, Inc. (the "Rating Agencies"). In order to maintain these ratings, the Fund must adhere to very strict quality and diversification guidelines, among other restrictions. As noted above, in favorable conditions, leverage enables the Fund to pay a higher common stock dividend. Leverage also magnifies the volatility of the NAV. In a strong high yield market, the Fund's NAV may increase more than it would if the Fund had no leverage. However, in poor market conditions, the Fund's NAV may decline more than the high yield market due to the leverage . In such an environment, the Fund may have to reduce its leverage and perhaps the common stock dividend as well in order to maintain compliance with the Rating Agencies' requirements.

	Total Returns for the Periods Ending June 30, 2006
	1 Year	3 Years Cumulative
New America High Income Fund
(Stock Price and Dividends)*	12.12%	32.65%
New America High Income Fund
(NAV and Dividends)	7.54%	30.36%
Lipper Closed-End Fund Leveraged
High Yield Average	5.46%	40.52%
Credit Suisse High Yield Index	5.02%	29.21%
Citigroup 10 Year Treasury Index	(5.77)%	(0.30)%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

While the recent past has been a period of relative stability and satisfactory results, there is no guarantee we will continue to enjoy such a favorable market environment.

We wish to advise our shareholders that the Fund's Board of Directors and employees are independent of the Fund's investment adviser, T. Rowe Price Associates ("TRP"). None of the directors or employees receives any compensation from the investment adviser. TRP presents an update on the high yield market and its strategy below.

High Yield Market Update

As measured by the Credit Suisse High Yield Index (the "Index"), the high yield market posted a 3.49% gain for the first six months of 2006. After delivering a 3.0% return in the first quarter, results for the second quarter ended June 30, 2006 were closer to breakeven, with the asset class negatively impacted by higher interest rates and widening credit spreads. The first-quarter's momentum extended into April as the yield spread between the Index and US Treasury bonds reached a low point of 300 basis points. The yield spread between the Index and US Treasuries is a measure of the compensation investors require to accept the credit risk and illiquidity of high yield bonds. In May and June, however, investors began to grow increasingly concerned that higher interest rates would eventually begin to slow the U.S. economy. This caused spreads for below-investment grade bonds to readjust to 355 basis points on average by quarter-end. In spite of these negative developments, performance for the high yield market was respectable relative to other volatile, high risk asset classes such as emerging markets bonds and small cap stocks.

Lower quality bonds in our universe continued to outpace higher rated securities, as market participants remained confident in near-term credit trends for the vast majority of high yield issuers. The supply of new issues picked up in the second quarter, although the volume was not sufficient to cover demand driven by coupon payments and bonds which have been matured, called or upgraded to investment grade. More volatile sectors like autos delivered positive returns, and very few companies in the high yield market ran into any serious financial problems. Year-to-date only four high yield issuers have defaulted on their bonds. Although there is no assurance, if this pace continues through year-end, the high yield market default rate may fall to 1% for all of 2006.

Strategy Update

Private equity activity brought what we viewed as a number of good opportunities for the portfolio during the second quarter. We added four major leveraged buyout (LBO) positions with the most significant new name being Nordic Telecom (TDC). TDC is the incumbent phone carrier in Denmark, and was taken private by a consortium of leading sponsors late last year. Its strong competitive position and high quality assets make it an attractive high yield investment in our opinion. Other deals we purchased include Nutro, a producer of high-end pet food; Education Management, an owner and operator of for-profit colleges and universities; and IPayment, a financial services company that provides credit card processing to small businesses.

While we continue to be encouraged by the health of our companies from a credit perspective, we have become more cautious about the asset class as a whole. For the last three years, we have run the portfolio with a significant overweighting in medium quality B-rated bonds. This part of the market has provided high current income as well as meaningful capital appreciation during the bull market cycle. BB-rated bonds, by contrast, have lagged significantly as interest rates have moved up, and today, the yield spread between BB-rated and B-rated bonds is at a historical low. In short, we feel investors are not being sufficiently compensated for taking added credit risk with lower quality bonds. We have therefore begun to incrementally rotate the portfolio into a larger allocation to BB-rated credits. One of the reasons we like many BB-rated bonds today is that the recent vintage of higher quality new deals has traded down five to ten percent in principal value, and they can be acquired at attractive discounts versus prices that prevailed just a few months ago.

Outlook

U.S. investors may spend the next several months pondering whether our economy will experience a hard or soft landing, caused by higher interest rates and energy prices. Recent economic data, particularly related to employment trends and the real estate market, indicate that some softness is already evident. Given how important the appreciation of housing values has been to U.S. consumers in this current expansion, the recent cooling in residential real estate is a cause for concern. We think it's still too early to sound the warnings about a recession or a sharp correction in the high yield market. In fact, a move to a more conservative strategy may be premature. However, our job is to manage the portfolio from a long-term perspective, and recognizing the bull market in high yield bonds will celebrate its fourth anniversary in September, a more sober approach seems prudent for the remainder of 2006.

Thank you for your continued interest in the Fund.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and the Adviser disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations.

The New America High Income Fund, Inc.

Industry Summary June 30, 2006 (Unaudited)	As a Percent of Total Investments
Oil and Gas	10.26%
Telecommunications	8.91%
Broadcasting and Entertainment	7.99%
Utilities	7.92%
Hotels, Motels, Inns and Gaming	6.01%
Automobile	5.82%
Healthcare, Education,and Childcare	5.55%
Printing and Publishing	5.11%
Containers, Packaging and Glass	4.71%
Mining, Steel, Iron and Non-Precious Metals	4.31%
Electronics	4.27%
Diversified/Conglomerate Service	4.11%
Chemicals, Plastic and Rubber	3.98%
Retail Stores	2.82%
Beverage, Food and Tobacco	2.33%
Aerospace and Defense	2.32%
Building and Real Estate	2.24%
Leisure, Amusement and Entertainment	1.57%
Personal, Food and Miscellaneous Services	1.49%
Ecological	1.25%
Diversified/Conglomerate Manufacturing	1.18%
Personal Non-Durable Consumer Products	0.90%
Finance	0.84%
Machinery	0.77%
Furnishings, Housewares, Durable Consumer Products	0.69%
Farming and Agriculture	0.48%
Textiles and Leather	0.29%
Grocery	0.25%
Cargo Transport	0.21%
Short-Term Investments	1.42%
100.00%
Moody's Investors Service Ratings June 30, 2006 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	1.42%
Baa2	1.33%
Ba1	1.63%
Ba2	14.42%
Ba3	13.50%
Total Ba	29.55%
B1	12.96%
B2	21.13%
B3	21.39%
Total B	55.48%
Caa1	8.89%
Caa2	1.84%
Caa3	0.22%
Total Caa	10.95%
Ca	0.03%
Unrated	0.53%
Equity	0.71%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 156.59% (d)
Aerospace and Defense — 3.72%
$850	Aviall, Inc., Senior Notes, 7.625%, 07/01/11	Ba3	$886
1,100	BE Aerospace, Inc., Senior Subordinated Notes, 8.875%, 05/01/11	B3	1,139
100	Evergreen International Aviation, Inc., Senior Notes, 12%, 05/15/10	Ca	103
1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	Caa1	1,670
875	L3 Communications Corp., Senior Subordinated Notes, 6.375%, 10/15/15	Ba3	833
750	Moog, Inc., Senior Subordinated Notes, 6.25%, 01/15/15	Ba3	703
600	Sequa Corporation, Senior Notes, 9%, 08/01/09	B1	631
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14 (g)	B3	821
725	Vought Aircraft Industries, Inc., Senior Notes, 8%, 07/15/11	B3	660
			7,446
Automobile — 8.48%
800	Accuride Corp., Senior Subordinated Notes, 8.50%, 02/01/15	B3	772
800	ADESA, Inc., Senior Subordinated Notes, 7.625%, 06/15/12	B1	782
7,100	Ford Motor Credit Company, Senior Notes, 7.375%, 10/28/09	Ba2	6,585
875	General Motors Acceptance Corporation, Senior Notes, 5.625%, 05/15/09	Ba1	836
2,550	General Motors Acceptance Corporation, Senior Notes, 6.875%, 08/28/12	Ba1	2,427
1,750	General Motors Acceptance Corporation, Senior Notes, 7.75%, 01/19/10	Ba1	1,754

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$850	Goodyear Tire and Rubber Company, 7.857%, 08/15/11	B3	$786
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B2	500
775	Insurance Auto Auctions, Inc., Senior Notes, 11%, 04/01/13	Caa1	760
1,450	Lear Corporation, Senior Notes, 8.11%, 05/15/09	B3	1,406
350	Tenneco Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	350
			16,958
Beverage, Food and Tobacco — 3.74%
281	Agrilink Foods, Inc. , Senior Subordinated Notes, 11.875%, 11/01/08	B3	286
925	B&G Foods, Inc., Senior Notes, 8%, 10/01/11	B2	934
1,025	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	1,053
500	Dole Food Company, Inc., Senior Notes 8.625%, 05/01/09	B3	476
825	Dole Food Company, Inc., Senior Notes 8.875%, 03/15/11	B3	769
700	Le-Nature's, Inc., Senior Subordinated Notes, 10.00%, 06/15/13 (g)	B3	735
425	NPI Merger Corporation, Senior Notes, 9.23% 10/15/13 (g)	B3	433
775	NPI Merger Corporation, Senior Subordinated Notes, 10.75%, 04/15/14 (g)	Caa1	797
400	Pierre Foods, Inc., Senior Subordinated Notes, 9.875%, 07/15/12	B3	416
1,050	Reynolds American, Inc., Senior Notes, 7.25%, 06/01/13 (g)	Ba2	1,029
550	Wornick Company, Senior Secured Notes, 10.875%, 07/15/11	B2	553
			7,481

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Broadcasting and Entertainment — 12.57%
$1,650	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B3	$1,625
1,350	AMC Entertainment, Inc., Senior Notes, 11%, 02/01/16	B3	1,445
800	AMC Entertainment, Inc., Senior Subordinated Notes, 8%, 03/01/14	B3	734
2,375	Charter Communications Operating, LLC, Senior Secured Notes, 8%, 04/30/12 (g)	B2	2,357
250	Cinemark, Inc., Senior Discount Notes, 9.75%, 03/15/14 (b)(g)	Caa1	194
2,125	Cinemark, Inc., Senior Discount Notes, 9.75%, 03/15/14 (b)	Caa1	1,652
775	Cinemark USA, Inc., Senior Subordinated Notes, 9%, 02/01/13	B3	814
1,425	CSC Holdings, Inc., Senior Notes, 7.25%, 07/15/08	B2	1,429
850	DirectTV Holdings, LLC, Senior Notes, 6.375%, 06/15/15	Ba2	786
228	DirectTV Holdings, LLC, Senior Notes, 8.375%, 03/15/13	Ba2	239
500	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	469
225	Fisher Communications, Inc., Senior Notes, 8.625%, 09/15/14	B2	234
850	Gray Television, Inc., Senior Subordinated Notes, 9.25%, 12/15/11	Ba3	884
375	Insight Midwest, L.P., Senior Notes, 9.75%, 10/01/09	B2	383
750	Insight Midwest, L.P., Senior Notes, 10.50%, 11/01/10	B2	780
500	Intelsat, Ltd., Senior Notes, 8.25%, 01/15/13	B2	496
800	Intelsat, Ltd., Senior Notes, 9.614%, 01/15/12	B2	810
200	Kabel Deutschland GmbH, Senior Notes, 10.625%, 7/01/14 (g)	B2	214
1,325	Liberty Media Corporation, Senior Notes, 4%, 11/15/29	Ba2	805

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B2	$338
400	Nexstar Broadcasting, Inc., Senior Subordinated Notes, 7%, 01/15/14	B3	362
1,200	Nexstar Holdings, Inc., Senior Notes, 1.375%, 04/01/13 (b)	Caa1	969
924	PanAmSat Corporation, Senior Notes, 9%, 08/15/14	B2	942
275	PanAmSat Holdco, Senior Discount Notes, 10.375%, 11/01/14 (b)	Caa1	201
250	Rainbow National Services LLC, Senior Notes, 8.75%, 09/01/12 (g)	B2	262
850	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Ba2	814
175	Shaw Communications, Inc., Senior Notes, 8.25%, 04/11/10	Ba2	181
950	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8%, 03/15/12	B2	962
1,075	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.75%, 12/15/11	B2	1,121
850	Sirius Satellite Radio, Inc., Senior Notes, 9.625%, 08/01/13	Caa1	801
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba3	231
825	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba3	784
850	Warner Music Group, Senior Subordinated Notes, 7.375%, 04/15/14	B2	822
			25,140
Building and Real Estate — 3.59%
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	B2	628
1,250	Building Materials Corporation of America, Senior Notes, 7.75%, 08/01/14	B2	1,194
1,050	Collins & Aikman Floorcoverings, Inc., Senior Subordinated Notes, 9.75%, 02/15/10	Caa1	1,032
275	FelCor Lodging Limited Partnership, Senior Notes, 9.57%, 06/01/11	Ba3	283

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$75	FelCor Lodging Limited Partnership, Senior Notes, 8.50%, 06/01/11	Ba3	$79
504	Mobile Mini, Inc., Senior Notes, 9.50%, 07/01/13	B1	545
800	Norcraft Companies, L.P., Senior Subordinated Notes, 9%, 11/01/11	B3	818
550	Norcraft Holding Companies, L.P., Senior Discount Notes, 9.75%, 09/01/12 (b)	Caa1	443
875	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	Ba3	868
500	US Concrete, Inc., Senior Subordinated Notes, 8.375%, 04/01/14 (g)	B3	492
500	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba2	479
325	Ventas Realty, Limited Partnership, Senior Notes, 6.75%, 06/01/10	Ba2	322
			7,183
Cargo Transport — .34%
250	American Commercial Lines LLC, Senior Notes, 9.50%, 02/15/15	B3	274
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B3	416
			690
Chemicals, Plastics and Rubber — 6.39%
525	ARCO Chemical Company, Senior Debentures, 10.25%, 11/01/10	Ba3	580
1,490	BCP Caylux Holdings Luxembourg S.C.A., Senior Subordinated Notes, 9.625%, 06/15/14	B3	1,602
724	Crystal US Holdings 3 LLC, Senior Discount Notes, 10%, 10/01/14 (b)	Caa2	578
892	Crystal US Holdings 3 LLC, Senior Discount Notes, 10.50%, 10/01/14 (b)	Caa2	689
375	EquiStar Chemicals PL Funding, Senior Notes, 8.75%, 02/15/09	B1	386

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	Ethyl Corporation, Senior Notes, 8.875%, 05/01/10	B1	$487
425	Freeport McMoran Resources, Senior Notes, 7%, 02/15/08	Ba3	424
175	Hercules, Incorporated, Senior Subordinated Notes, 6.75%, 10/15/29	Ba3	165
959	Huntsman LLC, Senior Secured Notes, 11.625%, 10/15/10	Ba3	1,062
1,225	Invista, Units, 9.25%, 05/01/12 (g)	B1	1,271
853	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	B1	926
625	Lyondell Chemical Company, Senior Secured Notes, 10.50%, 06/01/13	Ba3	689
200	Lyondell Chemical Company, Senior Secured Notes, 11.125%, 07/15/12	Ba3	217
1,675	Nell AF S.a.r.l. Senior Notes, 8.375%, 08/15/15 (g)	B2	1,612
525	PolyOne Corporation, Senior Notes, 10.625%, 05/15/10	B3	564
175	Rockwood Specialties Group, Inc., Senior Subordinated Notes, 7.50%, 11/15/14	B3	170
838	Rockwood Specialties Group, Inc., Senior Subordinated Notes, 10.625%, 05/15/11	B3	899
200	VWR International, Inc., Senior Notes, 6.875%, 04/15/12	B3	190
275	VWR International, Inc., Senior Subordinated Notes, 8%, 04/15/14	Caa1	268
			12,779
Containers, Packaging and Glass — 7.57%
825	Abitibi-Consolidated, Inc., Senior Notes, 8.55%, 08/01/10	B1	790
775	AEP Industries, Inc., Senior Notes, 7.875%, 03/15/13	B2	769
650	Ball Corporation, Senior Notes, 6.875%, 12/15/12	Ba2	639
950	Boise Cascade, LLC, Senior Subordinated, Notes, 7.125%, 10/15/14	B2	848

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$775	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	$813
525	Covalence Specialty Materials Corporation, Senior Subordinated Notes, 10.25%, 03/01/16 (g)	B3	501
425	Domtar, Inc., Senior Notes, 7.875%, 10/15/11	B1	401
450	Graphic Packaging International Inc., Senior Notes, 8.50%, 08/15/11	B2	451
325	Graphic Packaging International Inc., Senior Subordinated, Notes, 9.50%, 08/15/13	B3	327
175	Graham Packaging Company, Senior Notes, 8.50%, 10/15/12	Caa1	171
350	Greif Brothers Corporation, Senior Subordinated Notes, 8.875%, 08/01/12	B1	369
700	Jefferson Smurfit Corporation, (U.S.) Senior Notes, 7.50%, 06/01/13	B2	619
800	JSG Funding, PLC, Senior Subordinated Notes, 7.75%, 04/01/15	Caa1	716
1,410	MDP Acquisitions Plc, Senior Notes, 9.625%, 10/01/12	B3	1,463
125	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B3	129
850	NewPage Corporation, Senior Secured Notes, 11.399%, 05/01/12	B3	928
475	NewPage Corporation, Senior Subordinated Notes, 12%, 05/01/13	Caa2	492
650	Norske Skog Canada Ltd., Senior Notes 7.375%, 03/01/14	B1	585
650	Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%, 05/15/13	B2	655
1,175	Owens-Brockway Glass Container, Inc., Senior Secured Notes, 8.75%, 11/15/12	B1	1,219
1,225	Owens-Brockway Glass Container, Inc., Senior Secured Notes, 8.875%, 02/15/09	B1	1,259

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$375	Silgan Holdings Inc., Senior Subordinated Notes, 6.75%, 11/15/13	B1	$363
86	Stone Container Corporation, Senior Notes, 9.75%, 02/01/11	B2	88
625	Stone Container Finance Company of Canada, Senior Notes, 7.375%, 07/15/14	B2	541
			15,136
Diversified/Conglomerate Manufacturing — 1.89%
625	Bombardier, Inc., Senior Notes, 6.30%, 05/1/14 (g)	Ba2	546
2,375	Bombardier, Inc., Senior Notes, 6.75%, 05/01/12 (g)	Ba2	2,170
850	Case New Holland Inc., Senior Notes, 9.25%, 08/01/11	Ba3	895
175	Manitowoc Company, Inc., Senior Notes, 7.125%, 11/01/13	B1	171
			3,782
Diversified/Conglomerate Service — 6.60%
175	Avis Budget Car Rental, LLC 7.576%, 05/15/14 (g)	Ba3	174
475	Avis Budget Car Rental, LLC 7.625%, 05/15/14 (g)	Ba3	458
425	Avis Budget Car Rental, LLC 7.75%, 05/15/16 (g)	Ba3	413
1,525	Brand Services, Inc., Senior Subordinated Notes, 12%, 10/15/12	Caa1	1,723
1,225	Brickman Group, LTD, Senior Subordinated Notes, 11.75%, 12/15/09	B2	1,317
2,100	Education Management, LLC, Senior Subordinated Notes, 10.25%, 06/01/16 (g)	Caa1	2,089
1,000	Hertz Corporation, Senior Notes, 8.875%, 01/01/14 (g)	B1	1,025
750	Hertz Corporation, Senior Subordinated Notes, 10.50%, 01/01/16 (g)	B3	793
725	IKON Office Solutions, Inc., Senior Notes, 7.75%, 09/15/15	Ba2	718
1,400	Invensys plc, Senior Notes, 9.875%, 03/15/11 (g)	B3	1,514

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$425	Interline Brands, Inc., Senior Subordinated Notes, 8.125%, 06/15/14	B3	$423
825	NationsRent Companies, Inc., Senior Notes, 9.50%, 10/15/10	B2	881
750	Neff Rental LLC, Senior Notes, 11.25%, 06/15/12 (g)	Caa1	808
850	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	B3	875
			13,211
Ecological — 2.01%
1,125	Allied Waste North America, Inc., Senior Secured Notes, 8.50%, 12/01/08	B2	1,164
100	Allied Waste North America, Inc., Senior Secured Notes, 9.25%, 09/01/12	B2	106
2,075	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	2,171
575	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14 (g)	B2	581
			4,022
Electronics — 6.85%
825	Celestica, Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B2	813
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	682
1,025	Nortel Networks, Ltd., Senior Notes, 9.73%, 07/15/11 (g)	B3	1,040
750	General Cable Corporation, Senior Notes, 9.50%, 11/15/10	B2	804
900	iPayment, Inc., Senior Subordinated Notes, 9.75%, 05/15/14 (g)	Caa1	905
350	Serena Software, Inc., Senior Subordinated Notes, 10.375%, 03/15/16 (g)	Caa1	354
550	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (g)	Caa1	551
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13 (g)	Caa1	311
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba2	328

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba2	$323
2,250	Sunguard Data Systems, Inc., Senior Notes, 9.125%, 08/15/13 (g)	B3	2,351
800	Telex Communications, Inc., Senior Secured Notes, 11.50%, 10/15/08	B3	844
975	UGS Capital Corporation, II, Senior Notes, 10.38%, 06/01/11 (g)	Caa1	963
1,050	UGS Corp., Senior Subordinated Notes, 10%, 06/01/12	B3	1,131
325	Unisys Corporation, Senior Notes, 6.875%, 03/15/10	Ba3	305
425	Unisys Corporation, Senior Notes, 7.875%, 04/01/08	Ba3	425
250	Unisys Corporation, Senior Notes, 8%, 10/15/12	Ba3	237
900	Xerox Corp., Senior Notes, 6.40%, 03/15/16	Ba2	849
175	Xerox Corp., Senior Notes, 6.875%, 08/15/11	Ba2	174
325	Xerox Corp., Senior Notes, 7.625%, 06/15/13	Ba2	328
			13,718
Farming and Agriculture — .76%
150	IMC Global Inc., Senior Notes, 10.875%, 06/01/08	Ba3	160
125	IMC Global Inc., Senior Notes, 10.875%, 08/01/13	Ba3	140
700	IMC Global Inc., Senior Notes, 11.25%, 06/01/11	Ba3	739
450	Terra Capital, Inc., Senior Notes, 11.50%, 06/01/10	B2	490
			1,529
Finance — 1.34%
500	Dollar Financial Group, Inc., Senior Notes, 9.75%, 11/15/11	B3	539
1,015	Global Cash Access Inc., Senior Subordinated Notes, 8.75%, 03/15/12	B3	1,073
1,100	Leucadia National Corporation, Senior Notes, 7%, 08/15/13	Ba2	1,073
			2,685

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Furnishings, Housewares, Durable Consumer Products — 1.11%
$1,050	Sealy Mattress Company, Senior Subordinated Notes, 8.25%, 06/15/14	B2	$1,050
1,025	Simmons Company, Senior Discount Notes, 10%, 12/15/14 (b)	Caa2	689
500	Simmons Company, Senior Subordinated Notes, 7.875%, 01/15/14	Caa1	474
			2,213
Grocery — .40%
850	Pathmark Stores, Inc., Senior Subordinated Notes, 8.75%, 02/01/12	Caa2	799
Healthcare, Education and Childcare — 8.91%
700	Biovail Corporation, Senior Subordinated Notes, 7.875%, 04/01/10	B2	710
375	Community Health Systems, Inc., Senior Subordinated Notes, 6.50%, 12/15/12	B3	354
1,425	Concentra Operating Corporation, Senior Subordinated Notes, 9.50%, 08/15/10	B3	1,475
625	CRC Health Corporation, Senior Subordinated Notes, 10.75%, 02/01/16 (g)	Caa1	634
600	Davita, Inc., Senior Notes, 6.625%, 03/15/13	B2	570
550	Davita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B3	529
1,300	Fisher Scientific International Inc., Senior Subordinated Notes, 6.125%, 07/01/15	Ba2	1,255
575	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	B1	581
1,125	Genesis Healthcare Corporation, Senior Subordinated Notes, 8%, 10/15/13	B2	1,176
200	HCA Inc., Senior Notes, 6.30%, 10/01/12	Ba2	188
875	HCA Inc., Senior Notes, 6.375%, 01/15/15	Ba2	810

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$725	HCA Inc., Senior Notes, 6.50%, 02/15/16	Ba2	$670
2,150	HCA Inc., Senior Notes, 8.75%, 09/01/10	Ba2	2,265
350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	Ba3	333
450	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	Ba3	431
725	Team Health, Inc., Senior Subordinated Notes, 11.25%, 12/01/13	Caa1	758
1,100	Tenet Healthcare Corporation, Senior Notes, 6.375%, 12/01/11	B3	979
450	Tenet Healthcare Corporation, Senior Notes, 6.50%, 06/01/12	B3	395
350	Triad Hospitals, Inc., Senior Subordinated Notes, 7%, 05/15/12	B2	348
1,300	Triad Hospitals, Inc., Senior Subordinated Notes, 7%, 11/15/13	B3	1,261
850	US Oncology, Inc., Senior Notes, 9%, 08/15/12	B1	885
725	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	723
500	Warner Chilcott Corporation, Senior Subordinated Notes, 8.75%, 02/01/15	Caa1	506
			17,836
Hotels, Motels, Inns and Gaming — 9.14%
1,025	American Casino & Entertainment Properties LLC, Senior Secured Notes, 7.85%, 02/01/12	B2	1,028
1,000	Boyd Gaming Corporation, Senior Subordinated Notes, 6.75%, 04/15/14	B1	949
150	Boyd Gaming Corporation, Senior Subordinated Notes, 7.75%, 12/15/12	B1	151
25	Boyd Gaming Corporation, Senior Subordinated Notes, 8.75%, 04/15/12	B1	26

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Chukchansi Economic Development Authority, Senior Notes, 8.78%, 11/15/12 (g)	B2	$483
1,100	Herbst Gaming, Inc., Senior Subordinated Notes, 7%, 11/15/14	B3	1,051
100	Host Marriott, L.P., Senior Notes, 6.375%, 03/15/15	Ba2	93
1,125	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba2	1,066
250	Host Marriott, L.P., Senior Notes, 7%, 08/15/12	Ba2	248
550	Host Marriott, L.P., Senior Notes, 7.125%, 11/01/13	Ba2	546
525	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (g)	B2	521
650	Majestic Star Casino, LLC, Senior Notes, 9.75%, 01/15/11 (g)	B3	648
250	Mandalay Resort Group, Senior Subordinated Notes, 10.25%, 08/01/07	Ba3	259
1,500	MGM MIRAGE, Senior Notes, 8.50%, 09/15/10	Ba2	1,571
275	MGM MIRAGE, Senior Notes, 9.75%, 06/01/07	Ba3	283
1,525	MGM MIRAGE, Senior Subordinated Notes, 8.375%, 02/01/11	Ba3	1,578
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	Ba3	1,127
225	MTR Gaming Group, Inc., Senior Subordinated Notes, 9%, 06/01/12 (g)	B3	226
825	Penn National Gaming, Inc., Senior Subordinated Notes, 6.75%, 03/01/15	B1	775
300	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.25%, 03/15/12	Caa1	304
675	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B3	698
975	Poster Financial group, Inc., Senior Notes, 8.75%, 12/01/11	B2	1,012

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$75	Resorts International Hotel and Casino, Inc., Senior Notes, 11.50%, 03/15/09	B2	$81
525	Station Casinos, Inc., Senior Notes, 6%, 04/01/12	Ba3	495
125	Station Casinos, Inc., Senior Subordinated Notes, 6.50%, 02/01/14	B1	117
1,800	Station Casinos, Inc., Senior Subordinated Notes, 6.875%, 03/01/16	B1	1,687
1,100	Trump Entertainment ResortsHoldings, L.P., Senior Secured Notes, 8.50%, 06/01/15	Caa1	1,059
225	Wynn Las Vegas, LLC, Senior Secured Notes, 6.625%, 12/01/14	B2	214
			18,296
Leisure, Amusement and Entertainment — 2.52%
800	AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10%, 03/01/10	Caa1	820
1,750	Eastman Kodak Company, Senior Notes, 7.25%, 11/15/13	B2	1,671
775	K2 Inc., Senior Notes, 7.375%, 07/01/14	B1	752
513	Town Sports International, Inc., Senior Notes, 9.625%, 04/15/11	B2	530
1,175	Universal City Development Partners, Ltd., Senior Notes, 11.75%, 04/01/10	B2	1,269
			5,042
Machinery — 1.23%
850	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B3	867
747	JLG Industries, Inc., Senior Subordinated Notes, 8.375%, 06/15/12	B2	781
775	Terex Corporation, Senior Subordinated Notes, 9.25%, 07/15/11	B2	818
			2,466

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Mining, Steel, Iron and Non-Precious Metals — 6.92%
$650	Aleris International, Inc., Senior Notes, 9%, 11/15/14	B3	$661
825	Alpha Natural Resources, LLC, Senior Notes, 10%, 06/01/12	B3	885
575	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	Ba3	551
450	Century Aluminum Company, Senior Notes, 7.50%, 08/15/14	B1	449
1,525	Earle M. Jorgensen Company, Senior Secured Notes, 9.75%, 06/01/12	Ba3	1,624
1,125	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	B1	1,098
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba2	810
1,425	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15 (g)	Ba3	1,414
500	Indalex Holdings Corporation, Senior Notes, 11.50%, 02/01/14 (g)	B3	510
825	James River Coal Company, Senior Notes, 9.375%, 06/01/12	B3	824
675	Massey Energy Company, Senior Notes, 6.625%, 11/15/10	B1	665
75	Massey Energy Company, Senior Notes, 6.875%, 12/15/13 (g)	B1	69
375	Metals USA, Inc., Senior Notes, 11.125%, 12/01/15 (g)	B3	411
1,000	Neenah Foundry Company, Senior Secured Notes, 11%, 09/30/10 (g)	B2	1,090
850	Novelis, Inc., Senior Notes, 7.75%, 02/15/15 (g)	B1	816
2,000	Peabody Energy Corporation, Senior Notes, 6.875%, 03/15/13	Ba2	1,965
			13,842
Oil and Gas — 16.47%
450	Allis-Chalmers Energy, Inc., Senior Notes, 9%, 01/15/14 (g)	B3	452
2,500	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	B1	2,356

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$750	Atlas Pipeline Partners, L.P., Senior Notes, 8.125%, 12/15/15 (g)	B1	$755
1,050	Chaparral Energy, Inc., Senior Notes, 8.50%, 12/01/15 (g)	B3	1,042
1,100	CHC Helicopter Corporation, Senior Subordinated Notes, 7.375%, 05/01/14	B2	1,060
725	Chesapeake Energy Corporation, Senior Notes, 6.375%, 06/15/15	Ba2	674
375	Chesapeake Energy Corporation, Senior Notes, 6.50%, 08/15/17	Ba2	347
1,300	Chesapeake Energy Corporation, Senior Notes, 6.625%, 01/15/16 (g)	Ba2	1,219
175	Chesapeake Energy Corporation, Senior Notes, 7%, 08/15/14	Ba2	170
300	Colorado Interstate Gas Company, Senior Notes, 5.95%, 03/15/15	Ba2	275
1,450	Colorado Interstate Gas Company, Senior Notes, 6.80%, 11/15/15	Ba2	1,396
775	Compton Petroleum Corporation, Senior Notes, 7.625%, 12/01/13	B2	730
750	Copano Energy, LLC, Senior Notes, 8.125%, 03/01/16 (g)	B2	748
750	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 04/01/13	B2	746
350	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 12/15/15	B2	348
286	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375%, 11/01/14	B2	272
1,575	El Paso Production Holding Co., Senior Notes 7.75%, 06/01/13	B1	1,591
775	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B2	740
825	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	835
925	Hanover Compressor Company, Senior Notes, 7.50%, 04/15/13	B3	893
1,050	Hanover Equipment Trust, Senior Secured Notes, 8.75%, 09/01/11	B2	1,076
1,250	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B3	1,181

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	Magnum Hunter Resources, Inc., Senior Notes, 9.60%, 03/15/12	Ba3	$687
850	Mission Energy Holding Company, Senior Notes, 13.50%, 07/15/08	B2	950
200	Northwest Pipeline Corporation, Senior Notes, 8.125%, 03/01/10	Ba1	207
575	Offshore Logistics, Inc., Senior Notes, 6.125%, 06/15/13	Ba2	532
525	Petrohawk Energy Corporation, Senior Notes, 9.125%, 07/15/13 (g)	B3	520
775	Plains Exploration & Production Co., L.P., Senior Subordinated Notes, 8.75%, 07/01/12	Ba3	808
350	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	B2	322
700	Range Resources Corporation, Senior Subordinated Notes, 7.375%, 07/15/13	B2	690
475	Range Resources Corporation, Senior Subordinated 7.50%, 05/15/16	B2	468
825	SESI, L.L.C., Senior Notes, 6.875%, 06/01/14 (g)	Ba3	794
1,125	Southern Natural Gas Company, Senior Notes, 8.875%, 03/15/10	Ba2	1,184
825	Stone Energy Corporation, Senior Notes, 8.24%, 07/15/10 (g)	B3	823
400	Swift Energy Company, Senior Subordinated Notes, 9.375%, 05/01/12	B2	421
925	Universal Compression, Inc., Senior Notes, 7.25%, 05/15/10	Ba3	918
475	Whiting Petroleum Corporation, Senior Subordinated Notes, 7.25%, 05/01/13	B2	456
225	Williams Clayton Energy, Inc., Senior Notes, 7.75%, 08/01/13	B3	207
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Ba2	179
3,725	Williams Companies, Inc., Senior Notes, 8.125%, 03/15/12	Ba2	3,874
			32,946

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Personal, Food and Miscellaneous Services — 2.39%
$225	American Greetings Corporation, Senior Notes, 7.375%, 06/01/16	Ba2	$225
983	FTD, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	968
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	812
600	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B1	610
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	Ba3	860
475	Real Mex Restaurants, Inc., Senior Notes, 10.00%, 04/01/10	B2	496
900	Restaurant Company, Senior Notes, 10%, 10/01/13	B3	819
			4,790
Personal Non-Durable Consumer Products — 1.45%
800	ACCO Brands Corporation, Senior Subordinated Notes, 7.625%, 08/15/15	B2	743
500	American Achievement Corporation, Senior Notes, 12.75%, 10/01/12 (g)	Caa2	502
550	American Achievement Corporation, Senior Subordinated Notes, 8.25%, 04/01/12	B2	543
50	Jostens Holding Corporation, Senior Notes, 10.25%, 12/01/13 (b)	Caa2	39
1,100	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B3	1,067
			2,894
Printing and Publishing — 8.20%
1,225	Advanstar Communications Inc., Senior Notes, 10.75%, 08/15/10	B3	1,314
575	Advanstar Communications Inc., Senior Subordinated Notes, 12%, 02/15/11	Caa2	605
675	Advanstar Inc., Senior Discount Debentures, 15%, 10/15/11	(e)	706
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	B3	842

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$385	Affinity Group Inc., Senior Subordinated Notes, 10.875%, 02/15/12	Caa1	$376
1,053	CanWest Media, Inc., Senior Subordinated Notes, 8%, 09/15/12	B2	1,047
1,137	Dex Media East LLC, Senior Subordinated Notes, 12.125%, 11/15/12	B1	1,275
650	Dex Media West LLC, Senior Notes, 8.50%, 08/15/10	B1	672
800	Dex Media West LLC, Senior Subordinated Notes, 9.875%, 08/15/13	B2	867
725	Haights Cross Communications Operating Company, Senior Notes, 11.75%, 08/15/11	Caa1	747
875	Houghton Mifflin Company, Senior Notes, 8.25%, 02/01/11	B3	886
225	MediaNews Group, Inc., Senior Subordinated Notes, 6.375%, 04/01/14	B2	200
650	MediaNews Group, Inc., Senior Subordinated Notes, 6.875%, 10/01/13	B2	596
1,000	Morris Publishing Group, LLC, Senior Subordinated Notes, 7%, 08/01/13	B1	950
3,275	R.H. Donnelley Finance Corporation, Senior Notes, 8.875%, 01/15/16 (g)	Caa1	3,222
1,900	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875%, 12/15/12	B2	2,092
			16,397
Retail Stores — 4.52%
1,000	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba2	995
300	Autonation, Inc., Senior Notes, 7%, 04/15/14 (g)	Ba2	297
275	Autonation, Inc., Senior Notes, 7.045%, 04/15/13 (g)	Ba2	278

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,700	GameStop Corporation, Senior Notes, 8%, 10/01/12	Ba3	$2,707
525	Gregg Appliances, Inc., Senior Notes, 9%, 02/01/13	B2	482
975	Jean Coutu Group, Inc., Senior Notes, 7.625%, 08/01/12	B3	943
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	1,118
925	Movie Gallery, Inc., Senior Notes, 11%, 05/01/12	Caa3	689
1,025	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	Caa1	952
550	Stripes Acquisition, LLC, Senior Notes, 10.625%, 12/15/13 (g)	B2	591
			9,052
Telecommunications — 14.30%
100	American Cellular Corporation, Senior Notes, 10%, 08/01/11	B3	106
800	American Tower Corporation, Senior Notes, 7.125%, 10/15/12	B1	808
125	American Tower Corporation, Senior Notes, 7.50%, 05/01/12	B1	126
150	American Towers Corporation, Senior Subordinated Notes, 7.25%, 12/01/11	Ba2	153
475	Centennial Communications Corp., Senior Notes, 10%, 01/01/13	Caa2	473
1,075	Centennial Communications Corp., Senior Notes, 10.125%, 06/15/13	B3	1,137
900	Digicel Unlimited, Senior Notes, 9.25%, 09/01/12 (g)	B3	948
600	Dobson Cellular Systems, Inc., Senior Notes 9.875%, 11/01/12	B2	631
725	Dobson Communications Corporation, Senior Notes, 8.875%, 10/01/13	Caa2	710
1,025	Eircom Funding plc, Senior Subordinated Notes, 8.25%, 08/15/13	B1	1,089
425	Horizon PCS, Inc., Senior Notes, 11.375%, 07/15/12	B3	478
450	iPCS Escrow Company, Senior Notes, 11.50%, 05/01/12	B3	505
850	Level 3 Financing, Inc., Senior Notes, 10.75%, 10/15/11	B3	880

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,800	NEXTEL Communications, Inc., Senior Notes, 6.875%, 10/31/13	Baa2	$1,812
1,375	NEXTEL Communications, Inc., Senior Notes, 7.375%, 08/01/15	Baa2	1,401
725	Nextel Partners, Inc., Senior Notes, 8.125%, 07/01/11	Ba3	761
2,900	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B2	2,980
825	Qwest Corporation, Notes, 8.579%, 06/15/13	Ba3	879
525	Qwest Corporation, Notes 8.875%, 03/15/12	Ba3	558
1,025	Qwest Services Corp., Notes, 7.875%, 09/01/11	Ba3	1,038
375	Rogers Wireless Inc., Senior Secured Notes, 7.50%, 03/15/15	Ba2	380
2,400	Rogers Wireless Inc., Senior Secured Notes, 8%, 12/15/12	Ba3	2,466
1,000	Rogers Wireless Inc., Senior Secured Notes, 9.625%, 05/01/11	Ba2	1,101
475	Rural Cellular Corporation, Senior Notes, 10.899%, 02/01/10	Caa1	492
325	Rural Cellular Corporation, Senior Subordinated Notes, 10.43%, 11/01/12 (g)	Caa2	336
850	Syniverse Technologies, Inc., Senior Subordianted Notes, 7.75%, 08/15/13	B2	827
1,000	US LEC Corporation, Senior Notes, 13.62%, 10/01/09	B3	1,070
950	US Unwired Inc., Senior Secured Notes, 10%, 06/15/12	Baa2	1,052
350	Valor Telecommunications Enterprise, L.L.C., Senior Notes, 7.75%, 02/15/15	Ba2	362
1,525	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B3	1,603
275	Windstream Corporation, Senior Notes, 8.125%, 08/01/13	Ba3	281
1,150	Windstream Corporation, Senior Notes, 8.625%, 08/01/16 (g)	Ba3	1,173
			28,616

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Textiles and Leather — .46%
$100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	Caa1	$103
850	Rafaella Apparel Group, Inc., Senior Secured, 11.25%, 06/15/11 (g)	B2	816
			919
Utilities — 12.72%
350	The AES Corporation, Senior Notes, 7.75%, 03/01/14	B1	352
1,075	The AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,150
3,100	The AES Corporation, Senior Secured Notes, 9%, 05/15/15 (g)	Ba3	3,332
1,050	Allegheny Energy Supply Company, LLC, Senior Notes, 8.25%, 04/15/12 (g)	Ba3	1,116
1,700	Midwest Generation, LLC, Senior Secured Notes, 8.75%, 05/01/34	Ba3	1,806
1,575	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11	B2	1,555
3,250	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13 (g)	B1	3,153
1,275	NRG Energy, Inc., Senior Notes, 7.25%, 02/01/14	B1	1,245
4,800	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	4,686
1,650	Orion Power Holdings, Inc., Senior Notes, 12%, 05/01/10	B3	1,873
700	Roseton-Danskammer 2001, Senior Secured Notes, 7.27%, 11/08/10	B2	700
225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	B1	226
2,050	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	B1	2,140
1,500	TECO Energy, Inc., Senior Notes, 7%, 05/01/12	Ba2	1,492
600	Utilicorp Canada Financial Corporation, Senior Notes, 7.75%, 06/15/11	B2	621
			25,447
	Total Corporate Debt Securities (Total cost of $317,937)		313,315

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2006 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT — .49% (d)
Hotels, Motels, Inns and Gaming — .49%
$1,000	Lakes Gaming And Resorts, LLC, Floating Rate Loan, 11.55%, 06/21/10 (h)	(e)	$990
	Total Bank Debt (Total cost of $990)		990
Shares
PREFERRED STOCK — 1.14% (d)
Automobile — .87%
94,400	General Motors Corporation, Senior Convertible, Series B, Preferred Stock, 5.25%	Caa1	1,741
Banking — 0.00%
57,935	WestFed Holdings, Inc., Cumulative, Series A, Preferred Stock, 15.50% (a)(c)	(e)	—
Broadcasting and Entertainment — .27%
483	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75%	Caa1	536
	Total Preferred Stock (Total cost of $7,073)		2,277
COMMON STOCK and WARRANTS — 0.00% (d)
27,474	WestFed Holdings, Inc., Common Stock (a)(c)		—
10,052	WKI Holding Company, Inc., Common Stock (c)(f)(h)		—
	Total Common Stock and Warrants (Total cost of $2,295)		—

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — 2.28% (d)
$4,571	Total Capital S.A., Commercial Paper, Due 07/03/06, Discount of 5.27%	P-1	$4,570
	Total Short-Term Investments (Total cost of $4,570)		4,570
	TOTAL INVESTMENTS (Total cost of $332,865)		$321,152

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2006 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $200,088.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for vaulation policy. Total market value of Rule 144A securities amounted to $64,168 as of June 30, 2006.

(h)  Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at June 30, 2006 was $990 or .30% of total assets.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $332,865 see Schedule of Investments and Notes 1 and 2)	$321,152
INTEREST RATE SWAP, at fair value (Note 6)	7,079
CASH	16
RECEIVABLES:
Investment securities sold	762
Interest and dividends	6,260
Swap settlement	127
PREPAID EXPENSES	101
Total assets	$335,497
Liabilities:
PAYABLES:
Investment securities purchased	$4,704
Dividend on common stock	259
Dividend on preferred stock	251
ACCRUED EXPENSES (Note 3)	195
Total liabilities	$5,409
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 5,200 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$130,000
Net Assets	$200,088
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 94,756,080 shares issued and outstanding	$948
CAPITAL IN EXCESS OF PAR VALUE	383,949
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	317
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(180,492)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(4,634)
Net Assets Applicable To Common Stock (Equivalent to $2.11 per share, based on 94,756,080 shares outstanding)	$200,088

Statement of Operations
For the Six Month Period Ended
June 30, 2006 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$12,724
Other income	295
Dividend income	25
Total investment income	$13,044
Expenses:
Cost of leverage:
Preferred and auction (Note 5)	$167
Total cost of leverage	$167
Professional services:
Management (Note 3)	$571
Custodian and transfer agent	137
Legal (Note 8)	62
Audit	27
Total professional services	$797
Administrative:
General administrative	$239
Directors	108
NYSE	44
Shareholder communications	23
Shareholder meeting	20
Miscellaneous	17
Total administrative	$451
Total expenses	$1,415
Net investment income	$11,629
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments, net	$(1,024)
Net swap settlement receipts (Note 6)	$641
Change in net unrealized depreciation on investments	$(3,891)
Change in unrealized appreciation on interest rate swap agreement	2,590
Total change in net unrealized depreciation on investments and interest rate swap	$(1,301)
Net loss on investments and interest rate swap	$(1,684)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(3,068)
Net increase in net assets resulting from operations	$6,877

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	Six Months Ended June 30, 2006 (Unaudited)	For the Year Ended December 31, 2005
From Operations:
Net investment income	$11,629	$23,606
Realized gain (loss) on investments, net	(1,024)	1,761
Net swap settlement receipts (disbursements)	641	(643)
Change in net unrealized depreciation on investments and other financial instruments	(1,301)	(12,511)
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(3,068)	(4,364)
Net increase in net assets resulting from operations	$6,877	$7,849
From Fund Share and Auction Term Preferred Stock Transactions:
Net asset value of 431,091 shares and 456,871 shares issued to common stockholders for reinvestment of dividends in 2006 and 2005, respectively	935	993
Increase in net assets resulting from fund share transactions	$935	$993
Distributions to Common Stockholders:
From net investment income ($.09 and $.22 per share in 2006 and 2005, respectively)	$(8,273)	$(20,458)
Total net decrease in net assets	$(461)	$(11,616)
Net Assets Applicable to Common Stock:
Beginning of period	$200,549	$212,165
End of period (Including $317 of undistributed net investment income and $(1,304) of accumulated deficit of net investment income at June 30, 2006 and December 31, 2005, respectively)	$200,088	$200,549

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2006	For the Years Ended December 31,
	(Unaudited)	2005	2004	2003 (b)	2002
NET ASSET VALUE:
Beginning of period	$2.13	$2.26	$2.19	$1.89	$2.61
NET INVESTMENT INCOME	.12	.25	.26	.26 #	.37
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.02)	(.11)	.09	.34	(.72)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.03)	(.05)	(.05)	(.06)	(.08)
TOTAL FROM INVESTMENT OPERATIONS	.07	.09	.30	.54	(.43)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.09)	(.22)	(.23)	(.22)	(.29)
TOTAL DISTRIBUTIONS	(.09)	(.22)	(.23)	(.22)	(.29)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	—	(.02)	—
NET ASSET VALUE:
End of period	$2.11	$2.13	$2.26	$2.19	$1.89
PER SHARE MARKET VALUE:
End of period	$2.15	$2.03	$2.19	$2.16	$2.01
TOTAL INVESTMENT RETURN†	10.28%	2.47%	12.80%	19.23%	(12.97)%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2006		For the Years Ended December 31,
	(Unaudited)		2005	2004	2003 (b)	2002
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$200,088		$200,549	$212,165	$204,705	$131,170
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$130,000		$130,000	$130,000	$130,000	$100,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$330,088		$330,549	$342,165	$334,705	$231,170
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets* .	.17	%**	.16%	.15%	.16%	.18%
Ratio of operating expenses to average net assets*	1.23	%**	1.23%	1.27%	1.56%	1.46%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.40	%**	1.39%	1.42%	1.72%	1.64%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	11.51	%**	11.48%	12.02%	12.81%	16.48%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.86	%**	.85%	.87%	1.05%	.89%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.03	%**	7.03%	7.38%	7.79%	8.91%
PORTFOLIO TURNOVER RATE	29.26%		61.54%	70.90%	120.47%	82.47%

  (a)  Dollars in thousands.

  (b)  The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2006	As of December 31,
	(Unaudited)	2005	2004	2003	2002
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$130,000,000	$130,000,000	$130,000,000	$130,000,000	$100,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$63,478	$63,567	$65,801	$64,366	$57,793
INVOLUNTARY LIQUIDATION PREFERENCE: Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2006 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,214,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2006 (Unaudited)

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

At June 30, 2006, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $334,581,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $2,465,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $15,894,000. Net unrealized loss on investments for tax purposes at June 30, 2006 was approximately $13,429,000

At December 31, 2005, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$35,581,000	December 31, 2007
21,821,000	December 31, 2008
67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
$178,150,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $24,790,000 and $23,725,000 in 2005 and 2004, respectively, was from ordinary income.

As of December 31, 2005, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$584,000
Undistributed Long-Term Gain	—
Unrealized Loss	$(5,155,000)
Capital Losses Carry Forward and Post October Losses Deferred	$(178,680,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, and deductibility of preferred stock dividends. For the year ended December 31, 2005, the Fund reclassed $1,420,000 between undistributed income and accumulated net realized losses from transactions relating to permanent differences between financial and tax reporting.

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2006 (Unaudited)

for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $571,000 in management fees during the six months ended June 30, 2006. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets a tributable to the Fund's common and auction term preferred stock. At June 30, 2006, the fee payable to T. Rowe Price was approximately $94,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 5,200 shares of ATP issued and outstanding at June 30, 2006. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 4.25% – 5.20% for the six months ended June 30, 2006. The average dividend rate as of June 30, 2006 was 5.13%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $167,000 for service charges for the six months ended June 30, 2006. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 4.31% to

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2006 (Unaudited)

5.13% for the six months ended June 30, 2006. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$130 million	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2006, the Fund's obligations under the swap agreements were less than the amount received from Fleet by approximately $641,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at June 30, 2006 amounted to approximately $7,079,000 of unrealized gain and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2006 were approximately:

Cost of purchases	$99,076,000
Proceeds of sales or maturities	$93,611,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $60,000 for the six months ended June 30, 2006.

The Fund paid approximately $143,000 during the six months ended June 30, 2006 to two officers of the Fund for the provision of certain administrative services.

Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On May 30, 2006, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2006 (Unaudited)

on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi – Annual

Report

June 30, 2006

Item 2 -  Code of Ethics - Not required in semi-annual filing.

Item 3 -  Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -  Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -  Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -  Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -  Not required in semi-annual filing.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not Applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	August 25, 2006

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	August 25, 2006

3